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                       UNFUNDED SUPPLEMENTAL BENEFIT PLAN
                                FOR EMPLOYEES OF
                    CONSOLIDATED NATURAL GAS COMPANY AND ITS
                     PARTICIPATING SUBSIDIARIES WHO ARE NOT
                       REPRESENTED BY A RECOGNIZED UNION
                              (ERISA EXCESS PLAN)


                           EFFECTIVE JANUARY 1, 1976

                      AS AMENDED EFFECTIVE APRIL 15, 1985

                             AND DECEMBER 12, 1995
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                              TABLE OF CONTENTS
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1. DEFINITIONS.............................................................4

        1.1. Act...........................................................4

        1.2. Board.........................................................4

        1.3. Code..........................................................4

        1.4. Committee.....................................................4

        1.5. Company.......................................................4

        1.6. Consolidated System...........................................2

        1.7. Effective Date................................................2

        1.8. Employee......................................................2

        1.9. Limitations...................................................2

        1.10. Pension Plan.................................................2

        1.11. Plan.........................................................2

        1.12. Thrift Plan..................................................2

2. PURPOSE OF THE PLAN.....................................................3

        2.1. Purpose.......................................................3

3. ELIGIBILITY.............................................................3

        3.1. Eligibility...................................................3

4. BENEFITS................................................................4

        4.1. Amount of Benefits............................................4

        4.2. Form of Benefit Payments......................................5

        4.3. Time of Benefit Payments......................................5

        4.4. Benefits Unfunded.............................................6

        4.5. Accounts......................................................6

5. ADMINISTRATION..........................................................6

        5.1. Duties of the Committee.......................................6

        5.2. Claims Procedure..............................................7

6. AMENDMENT AND TERMINATION...............................................8

        6.1. Amendment and Termination.....................................8

        6.2. Contractual Obligation........................................8
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
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7. MISCELLANEOUS...........................................................8

        7.1. No Employment Rights..........................................8

        7.2. Assignment....................................................8

        7.3. Law Applicable................................................8

        7.4. No Salary Reduction...........................................9

        7.5. Binding on Successors.........................................9

        7.6. Change in Control.............................................9
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                       UNFUNDED SUPPLEMENTAL BENEFIT PLAN
                                FOR EMPLOYEES OF
                    CONSOLIDATED NATURAL GAS COMPANY AND ITS
                     PARTICIPATING SUBSIDIARIES WHO ARE NOT
                       REPRESENTED BY A RECOGNIZED UNION


     CONSOLIDATED NATURAL GAS COMPANY hereby establishes the Unfunded
Supplemental Benefit Plan for Employees of Consolidated Natural Gas Company and
Its Participating Subsidiaries Who Are Not Represented by a Recognized Union, upon the following terms and conditions:

                              1.      DEFINITIONS

     The words and phrases defined hereinafter shall have the following meaning:

     .1.     Act.

             The Employee Retirement Income Security Act of 1974, as amended, or as it may be amended from time to time.

     .2.     Board.

             The Board of Directors of Consolidated Natural Gas Company.

     .3.     Code.

             The Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

     .4.     Committee.

             The Annuities and Benefits Committee of Consolidated Natural Gas
Company.

     .5.     Company.

             Consolidated Natural Gas Company.
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     .6.     Consolidated System.

             The Company and all subsidiary and/or affiliated corporations which are participating employers under the Pension Plan and the Thrift Plan.

     .7.     Effective Date.

             January 1, 1976; provided that amendments will be effective only after the date of adoption.

     .8.     Employee.

             A participant in the Pension Plan or the Thrift Plan.

     .9.     Limitations.

             The provisions of the Pension Plan and/or Thrift Plan which implement the requirements of Code Section 401(a)(17) and Code Section 415.

     .10.    Pension Plan.

             The System Pension Plan of Consolidated Natural Gas Company and Its
Participating Subsidiaries for Employees Who Are Not Represented by a Recognized
Union.

     .11.    Plan.

             The Unfunded Supplemental Benefit Plan for Employees of
Consolidated Natural Gas Company and Its Participating Subsidiaries Who Are Not
Represented by a Recognized Union, as set forth herein.

     .12.    Thrift Plan.

             The System Thrift Plan of Consolidated Natural Gas Company and Its
Participating Subsidiaries for Employees Who Are Not Represented by a Recognized
Union, providing for "Thrift Contributions" elected by the Employee and "Matching Contributions" which terms when used herein shall have the meaning set forth in the Thrift Plan.

                          2.      PURPOSE OF THE PLAN

     .1.     Purpose.

             The purpose of the Plan is to provide retirement benefits to certain employees according to the benefit formulas of the Pension Plan and the Thrift Plan without

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regard to certain artificial Code rules that limit the amount of earnings that can be counted, or the total amount of benefit that can be paid, by a qualified plan.

             This Plan consists of two separate plans for purposes of Title I of the Act (i) with respect to the benefits provided by reason of Section
401(a)(17) of the Code, an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees, and (2) with respect to the benefits provided by reason of Section
415 of the Code, an unfunded excess benefit plan.

                              3.      ELIGIBILITY

     .1.     Eligibility.

             Any Employee or the beneficiaries of any Employee eligible to receive benefits from the Pension Plan and/or the Thrift Plan shall be eligible to receive benefits under this Plan if the benefits otherwise prescribed cannot fully be provided by the Pension Plan and/or the Thrift Plan because of the Limitations. Notwithstanding the generality of the foregoing, it is recognized and intended that the group of persons who will benefit under the Plan are and will be a select group of management or highly compensated employees, and that the Plan is intended to provide deferred compensation to such eligible employees.

                                4.      BENEFITS

     .1.     Amount of Benefits.

             The amount of the benefit payable under this Plan shall be equal to the sum of the following amounts:

             (a) The single sum actuarial value of the benefit which, is the difference between:

                     (1) the benefit payable under the Pension Plan when calculated under the Pension Plan without taking into account the provisions of the Pension Plan dealing with limits on the amount of Earnings which can be counted for purposes of Section 401(a)(17) of the Code, and limits on benefits imposed by Section 415 of the Code; and

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                     (2)     the benefit actually payable under the Pension
Plan, taking into account said 401(a)(17) and 415 limitations;

             (b)     An amount equal to the sum of (1) and (2) below reduced by
(3)  below:

                     (1) the Matching Contributions which would have been made on behalf of the Employee under the Thrift Plan if the Limitations were inapplicable, based on the level of Thrift Contributions in effect for the Employee;

                     (2) the net investment gain, if any, which would have been earned pursuant to the Employee's investment elections under the Thrift
Plan if the Matching Contributions described in (1) above plus the Employee's contributions, had been made to the Thrift Plan;

                     (3) an amount equal to the net investment loss, if any, which would have been incurred pursuant to the Employee's investment elections under the Thrift Plan if the Matching Contributions and employee contributions described in (2) above had been made to the Thrift Plan.

             (c)     For Employees who began accruing benefits under Section
4.1(b) of this Plan before April 15, 1985, an amount determined by the Committee to be necessary to compensate the Employee for any excess of the income tax liability incurred by the Employee because of the payments to the Employee described in subsections (b) and (c) of this Section 4.1 over the tax which would have been incurred with respect to such payments if they had been received as part of a taxable lump sum distribution of the Employee's entire interest in the Thrift Plan.

     .2.     Form of Benefit Payments.

             Benefits payable to or on behalf of an Employee as determined under
Section 4.1 shall be paid in a single lump sum or installments in cash or common stock of the Company, in the form of a single life annuity or joint and survivor annuity, or by a combination of such methods, as determined by the Committee in its discretion.

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     .3.     Time of Benefit Payments.

             (a) Except as set forth in Section 4.3(b) hereof, benefits due under this Plan shall be paid at such time or times following the Employee's retirement as the Committee in its discretion determines.

             (b)     Following a Change of Control (as defined in the Company's
1991 Stock Incentive Plan), benefits will be paid in a lump sum within 10 days after the earlier to occur of: the date the Participant reaches Normal
Retirement Age (as defined in the Pension Plan) or the date the Participant is no longer employed by any member of the Consolidated System.

     .4.     Benefits Unfunded.

             Benefits payable under this Plan are unfunded and unsecured, and shall be paid by the Company out of its general assets. The rights of an Employee and anyone claiming through said Employee shall be those of an unsecured general creditor of the Company. Should the Company choose to invest in specific assets with a view toward providing a source of funds to pay benefits hereunder, any such asset shall be held in the Company's name and shall be subject to the claims of its general creditors, and no Employee or former
Employee shall have any special claim or lien on any such asset. No trust or security interests are created by this document. Any investing as outlined above may be discontinued by the Company at any time, it being understood that no such obligation exists.

     .5.     Accounts.

             (a) The Committee shall cause an account to be kept for each eligible Employee. The account shall reflect the amounts which would be payable under Section 4.1(b).

             (b) The account shall be considered a bookkeeping account only, kept solely for the convenience of the Plan. The keeping of an account shall not in any way be interpreted to mean that an Employee has any right to such account or that there are assets set aside for such account.

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                             5.      ADMINISTRATION

     .1.     Duties of the Committee.

             This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall have discretion to interpret this Plan and to determine the amount and manner of payment of the benefits due to or on behalf of each Employee from this Plan and shall cause them to be paid accordingly.

     .2.     Claims Procedure.

             (a) All claims for benefits shall be in writing and shall be filed with the Committee.

             (b) If the Committee wholly or partially denies an Employee's claim for benefits, the Committee shall within 90 days after the Plan's receipt of the claim give the claimant written notice setting forth in understandable language: (i) the specific reason(s) for the denial; (ii) specific reference to pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information which must be submitted to perfect the claim; and (iv) an explanation of the Plan's review procedure, as set forth below.

             (c) The claimant shall have 60 days after the day on which such written notice of denial is handled or mailed to the claimant in which to apply to the Committee in writing for a full and fair review of the denial of the claim. In connection with such review, the claimant (or representative) shall be afforded a reasonable opportunity to review pertinent documents, and may submit issues and comments in writing with the application for review.

             (d) The Committee shall issue its decision on review promptly and within 60 days after the Plan's receipt of the request for review, unless special circumstances require an extension to not later than 120 days after receipt of the request for review. Written notice of such extension shall be furnished to the claimant prior to the commencement of the extension. The decision shall be in writing and shall in understandable language set forth specific reasons for the decision and specific references to pertinent Plan provisions on which the decision is based.

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                       6.      AMENDMENT AND TERMINATION

     .1.     Amendment and Termination.

             While the Company intends to maintain this Plan in conjunction with the Pension Plan and the Thrift Plan for as long as necessary, the Company reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate.

     .2.     Contractual Obligation.

             Notwithstanding Section 6.1, the Company hereby makes a contractual commitment to pay the benefits under this Plan.

                             7.      MISCELLANEOUS

     .1.     No Employment Rights.

             Nothing contained in this Plan shall be construed as a contract of employment between the Company or any corporation in the Consolidated System and any Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees with or without cause.

     .2.     Assignment.

             The benefits payable under this Plan may not be assigned or alienated, nor shall they be subject to garnishment, attachment, execution or levy of any kind.

     .3.     Law Applicable.

             This Plan shall be governed by the laws of the Commonwealth of Pennsylvania except where preempted by federal law.

     .4.     No Salary Reduction.

             The Plan does not involve a reduction in salary for the Employee, nor the forgoing of an increase in future salary by the Employee.

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     .5.     Binding on Successors.

             The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and each Employee and his or her heirs, executors, administrators and legal representatives.

     .6.     Change in Control.

             Upon a Change in Control, as defined in the Trust Agreement between Consolidated Natural Gas Company and Mellon Bank effective June 1, 1995 (the
"Rabbi Trust") the Consolidated Natural Gas Company shall, as soon as possible, but in no event longer than 30 days following the Change in Control, do the following:

             (1) Add this Plan to the Rabbi Trust by establishing a new account under said Rabbi Trust.

             (2) Make an irrevocable contribution to the Rabbi Trust in an amount that is sufficient to pay each Plan participant or beneficiary the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan as of the date on which the Change in Control occurred.

                                                CONSOLIDATED NATURAL GAS
                                                COMPANY


                                                By
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ATTEST:


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